OPPENHEIMER DISCOVERY FUND
                SUPPLEMENT DATED DECEMBER 12, 1997 TO THE
       STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 15, 1997


The Statement of Additional Information is amended as follows:

1. This supplement replaces the Fund's Statement of Additional Information supplement dated September 2, 1997.

2. The following is added as a fifth biographical paragraph in the section "How the Fund is Managed - Trustees and Officers of the Fund" on page 17:

     ALAN GILSTON, Vice President and Portfolio Manager Vice President of the Manager; formerly a Vice President and portfolio manager at Schroder Capital Management International, Inc.

3. The following paragraph, titled "Deferred Compensation Plan," is added directly after the Trustee Compensation Table on page 19:

     DEFERRED COMPENSATION PLAN. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.




December 12, 1997                                             PX0500.005